EXHIBIT 99.1
SIGNATURES OF REPORTING PERSONS
After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

October 16, 2009
WARBURG PINCUS PRIVATE EQUITY X, L.P.

	By:	Warburg Pincus X, L.P., its general partner

	By:	Warburg Pincus X LLC, its general partner

	By:	Warburg Pincus Partners, LLC, its sole member

	By:	Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare

	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS X PARTNERS, L.P.

	By:	Warburg Pincus X, L.P., its general partner

	By:	Warburg Pincus X LLC, its general partner

	By:	Warburg Pincus Partners, LLC, its sole member

	By:	Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare

	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS X, L.P.

	By:	Warburg Pincus X LLC, its general partner

	By:	Warburg Pincus Partners, LLC, its sole member

	By:	Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare

	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS X LLC

By:	Warburg Pincus Partners, LLC, its sole member

By:	Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare

Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS PARTNERS, LLC

By:	Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare

Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare

Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare

Name:	Scott A. Arenare
Title:	Managing Director

CHARLES R. KAYE

By:	/s/ Scott A. Arenare

Scott A. Arenare, Attorney-in-fact*

JOSEPH P. LANDY

By:	/s/ Scott A. Arenare

Scott A. Arenare, Attorney-in-fact**
* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.
** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.